UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2021

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 - 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant's telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❏

Item 8.01  Other Events

The Company engaged J. Wallin Opinion Research to perform a public opinion survey of the Nevada County community for the re-opening of the historic Idaho-Maryland gold mine located in the Company's private land in Nevada County, California. Nevada County is currently processing the Company's Use Permit application to authorize the reopening of the Idaho-Maryland Mine (the "IMM Project") and a majority of the five elected supervisors must ultimately vote to approve the project.

The survey was conducted from June 10 through June 17, 2021 with a sample size of 500 Nevada County voters. The sample was stratified, meaning that the demographic composition of the results matches the demographic composition of the region surveyed. The survey has a margin of error of +/-4.4%.

The results of the survey of Nevada County demonstrated local support for the IMM Project and helped provide insight into community issues and priorities. A majority (59%) of respondents supported the re-opening of the Idaho-Maryland Mine with only 34% of respondents opposed. Majority support for the project is consistent across each of the County's five districts which are each represented by an elected supervisor. According to the survey results, respondents indicated jobs and economy, wildfires, homelessness, and affordable housing were among the top issues facing the community.

The project's strong constituent support in every supervisorial district is very encouraging. The Company is awaiting the release of the Draft Environmental Impact Report (the "DEIR") by Nevada County and remains confident that this independent scientific study will be favorable due to the modern environmentally sensitive design of the IMM Project.

The release of the DEIR will be a major milestone in the Use Permit process and the Company anticipates that it will be released this summer. The document will provide analysis and conclusions on the environmental impacts of the project based on numerous technical studies and expert review.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated June 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2021

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer